Cell & Molecular Technologies, Inc.
                               580 Marshall Street
                             Phillipsburg, NJ 08865


                                                                    May 29, 1998


Mr. Thomas Livelli
245 Bryn Mawr Avenue
Lavallette, NJ  08735

Dear Mr. Livelli:

     Reference is made to the Employment Agreement dated May 22, 1997, between you and Cell & Molecular Technologies, Inc. (the "Employment Agreement").

     This letter confirms that, effective as of June 1, 1998, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, and the provisions of Section 6(b)(2) of the Employment Agreement notwithstanding, Section 5(a) of the Employment Agreement is hereby amended to reduce the Base Salary (as such term is defined in the Employment Agreement) to One Hundred Thirty-Five Thousand Dollars ($135,000).

     Except as otherwise provided hereby, the Employment Agreement, as hereby amended, shall remain in full force and effect from and after the date hereof.


                                             Very truly yours,

                                             CELL & MOLECULAR TECHNOLOGIES, INC.



                                             By: /s/ JOSEPH K. PAGANO
                                                 -------------------------------
                                                 Name:  Joseph K. Pagano
                                                 Title: President
AGREED AND ACCEPTED:
MAY 29, 1998:

/s/ THOMAS LIVELLI
-----------------------
THOMAS LIVELLI